UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

XMax Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XWIN	Nasdaq Stock Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of XMax, Inc. formerly known as Nova Lifestyle, Inc. (the “Company”), filed with the Securities and Exchange Commission on October 1, 2025 (the “Initial 8-K”). This Amendment is to remove: (a) Financial statements of businesses or funds acquired and (b) Pro forma financial information of Item 9.01 of the Initial 8-K, which indicated the Company will provide certain financial statements with respect to the acquisition of approximately 6.667% interest of certain fund (the “Fund”) by Preamble Capital, A Series of CGF2021 LLC (the “Preamble Capital”), of which, the Company indirectly owns 99.815% interest.

Upon the further review of the acquisition of 6.667% interest of the Fund that holds an aggregate of 353,772 shares of Common Stock of Space Exploration Technologies Corp., a Texas corporation (“SpaceX”), comprising of 121,805 shares of Class A Common Stock and 231,967 shares of Class C Common Stock of Space X, the Company conducted an assessment of its indirect ownership under the consolidation guidance of ASC 810.

Under the Variable Interest Entity model, the Company determined that it does not have (i) the power to direct the activities that most significantly affect the economic performance of the Fund nor (ii) exposure to a majority of the Fund’s expected losses or rights to receive a majority of its expected residual returns, as required by ASC 810-10-25-38A to qualify as the primary beneficiary.

In addition, under the voting interest model of ASC 810-10-15-8, the Company’s indirect interest does not provide it with a controlling financial interest or significant influence over the Fund. Accordingly, the Company concluded that consolidation is not required and the investment will be accounted for as a passive membership interest. As a result, no financial statements of the Fund or pro forma financial information are required under Item 9.01 of Form 8-K in connection with the completion of the acquisition.

Except as stated in this Explanatory Note, no other information contained in any Item of the Initial 8-K is being amended, updated or otherwise revised.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XMax Inc.

	By:	/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer

Date: December 1, 2025